The Americas Income Trust - 1997 Semiannual Report

1997 Semiannual Report

THE
AMERICAS
INCOME
TRUST



XUS



[LOGO]

CONTENTS

Average Annualized Total Returns . . . . . . . . . . . . . . . . . . . . 1

Portfolio Manager's Letter . . . . . . . . . . . . . . . . . . . . . . . 3

Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . 8

Investments in Securities  . . . . . . . . . . . . . . . . . . . . . . .18

Glossary***  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22



*** This report includes a glossary to help you understand financial terms used in the portfolio manager's letter. When you see this symbol, it indicates a word that is defined in the glossary.

THE AMERICAS INCOME TRUST
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PRIMARY INVESTMENTS
The fund invests at least 65% of total assets in debt securities of issuers located in the United States, Canada and Mexico. It may invest up to 35% in debt securities of issuers in other areas of the world. The fund may invest up to 35% of its assets in non-investment grade securities or unrated securities of comparable quality.

Non-investment grade securities, commonly known as "high-yield" or "junk" bonds, are subject to higher risks and greater market fluctuations than lower yielding, higher rated securities. Debt securities that the fund may invest in include: mortgage-related securities, including mortgage derivative securities; asset-backed securities; structured securities, including foreign linked index securities; municipal obligations; Brady bonds and corporate debt securities; and U.S. and foreign government securities. International investing involves risks not typically associated with U.S. investing, including currency fluctuations, political instability and different accounting standards. Risks are particularly significant when investing in emerging markets.

FUND OBJECTIVE
High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

AVERAGE ANNUALIZED TOTAL RETURNS
-------------------------------------------------------------------------------

Based on net asset value for the period ended April 30, 1997
-------------------------------------------------------------------------------
[GRAPH]

PERFORMANCE
The Americas Income Trust's total return figures are based on the change in its net asset value (NAV), assume all distributions were reinvested and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, three-year, and since inception periods ended April 30, 1997, were 20.69%, -7.12%, and -10.36%, respectively. These figures also include reinvested distributions and do not reflect a sales charge.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER STABILITY OF INCOME NOR SAFETY OF PRINCIPAL IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

In May 1996, Salomon Brothers Asset Management Inc assumed management of the fund.


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          1997 Semiannual Report   1    The Americas Income Trust

-------------------------------------------------------------------------------

THE FUND'S BENCHMARKS
The Lipper World Income Funds Average is an unmanaged index that represents the average total return of 14 developed nation closed-end funds. Funds in the average invest in non-U.S. dollar and U.S. dollar debt instruments with unspecified maturities or other income-producing securities as characterized by Lipper Analytical Services.

The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes all fixed rate debt issues with at least one year to maturity that are rated investment grade or higher by a nationally recognized ratings service. The Lehman Brothers Emerging Americas Index is an unmanaged index that includes all U.S. dollar-denominated securities from issuers in Argentina, Brazil, Mexico and Venezuela. The Salomon Brothers Canada Only Index is an unmanaged index that includes all Canadian dollar-denominated government bonds with more than one year to maturity. The indexes had individual one-year returns of 7.08%, 22.99% and 10.46%; three-year returns of 7.68%, 19.22% and 10.61%; and since inception returns of 5.42%, 11.86% and 5.75%, respectively.

The benchmark figures assume reinvested distributions and do not include sales charges. Indexes in the blended benchmark do not reflect expenses or transaction costs. The since inception numbers are calculated from the month end following the fund's inception through April 30, 1997.


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              1997 Semiannual Report   2    The Americas Income Trust

PORTFOLIO MANAGER'S LETTER
-------------------------------------------------------------------------------


[PHOTO]
PETER WILBY, CFA, CPA,
has primary responsibility for the management of The Americas Income
Trust. He is a managing director at Salomon Brothers Asset Management Inc and has 14 years of financial experience.
-------------------------------------------------------------------------------


June 13, 1997
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DEAR SHAREHOLDERS:

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1997, THE NET ASSET VALUE TOTAL RETURN FOR THE AMERICAS INCOME TRUST WAS 5.47%,* OUTPERFORMING THE FUND'S BLENDED BENCHMARK*** RETURN OF 3.72%. For the same time period, the Lipper World Income Funds Average: Developed Nations returned 3.37%. The benchmark consists of the Lehman Brothers Aggregate Bond Index (60%), the Lehman Brothers Emerging Americas Index (30%) and the Salomon Brothers Canada Only Index (10%).** The fund's six-month total return based on market price was 7.56%. The fund's strong relative performance was largely due to the superior investment results registered by its emerging market debt securities.***


* All returns include reinvested distributions, but not sales charges. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

** Individual six-month returns for these indexes were 1.70%, 10.01% and -2.51%, respectively.


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PORTFOLIO COMPOSITION BY COUNTRY
-------------------------------------------------------------------------------
As a percentage of total assets on April 30, 1997

[CHART]


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             1997 Semiannual Report   3    The Americas Income Trust

-------------------------------------------------------------------------------

THE U.S. ECONOMY, A KEY DRIVER OF ECONOMIC GROWTH AROUND THE WORLD, GREW MODERATELY IN LATE 1996 BUT BEGAN SHOWING SIGNS OF OVERHEATING LATE IN THE PERIOD. In a pre-emptive strike against inflation, spurred by stronger-than-expected economic growth, the Federal Reserve raised the federal funds rate*** by 0.25% on March 25. It was the first time in more than two years that the Fed has adopted a tightening monetary policy.

DESPITE CONCERNS OF HIGHER INFLATION IN THE UNITED STATES, ECONOMIC CONDITIONS WERE GENERALLY FAVORABLE THROUGHOUT THE WORLD, ESPECIALLY IN THE EMERGING MARKETS. In Mexico, for example, inflation declined, while the economy, bolstered by rising industrial production, showed clear signs of strength. Rising industrial production and political stability helped Brazil and Argentina. Brazil's financial markets were helped further by the government's decision to accelerate its privatization program and increase tariffs significantly for telecommunications and electricity companies. In early April, Standard & Poor's upgraded the debt of both Brazil and Argentina to BB- and BB, respectively.


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PORTFOLIO COMPOSITION BY CURRENCY
-------------------------------------------------------------------------------
As a percentage of total assets on April 30, 1997


[CHART]

*Includes 4% other assets, denominated in U.S. dollars.

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               1997 Semiannual Report   4    The Americas Income Trust

-------------------------------------------------------------------------------

THROUGHOUT THE PERIOD, WE MAINTAINED AN OVERWEIGHTED*** POSITION IN EMERGING MARKET DEBT SECURITIES, COMPARED TO ITS BLENDED BENCHMARK. At the start of the period, yields on these securities were approximately 5.5% higher than those of U.S. Treasuries with comparable maturities. But during the period, the difference between these yields narrowed to around 4.3% over Treasuries, enabling emerging market securities to outperform other types of fixed income securities in which the fund invests. Our decision to increase the fund's exposure to peso-denominated Mexican securities also proved beneficial, as these bonds recorded excellent investment results.

THE FUND ENJOYED GOOD INVESTMENT RESULTS FROM ITS POSITION IN MORTGAGE-BACKED SECURITIES DUE TO THEIR STRONG RELATIVE PERFORMANCE COMPARED TO TREASURIES. Mortgage-backed securities did particularly well early in 1997, when investors grew concerned about the overheating U.S. economy. These securities tend to perform well when the general bond market shows signs of weakness. Mortgage-backed securities in the fund are issued by


-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY RATING
-------------------------------------------------------------------------------
As a percentage of total assets on April 30, 1997

[CHART]


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             1997 Semiannual Report   5    The Americas Income Trust

-------------------------------------------------------------------------------

government agencies such as the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Government National Mortgage Association (GNMA).

OUR POSITION IN CANADIAN BONDS HAD LITTLE IMPACT ON FUND PERFORMANCE, AS PRICES REMAINED IN A RELATIVELY NARROW TRADING RANGE. During the period, the Bank of Canada maintained a stable monetary policy, meaning they neither raised nor lowered interest rates. That could change in the coming months. Late in the period, Canada's economy began showing signs of overheating. If this trend continues, the Bank may raise interest rates to keep inflation under control. One additional development worth noting: In March, Standard & Poor's reaffirmed Canada's AAA rating on its long-term domestic currency debt and its AA+ rating on its long-term foreign currency debt.

THROUGHOUT THE PERIOD, THE FUND CONTINUED TO MAINTAIN A WELL-DIVERSIFIED PORTFOLIO. On April 30, 1997, we had approximately 32% of the fund's total assets in non-U.S. investment grade*** bonds (15% in Canada, 10% in Mexico, 3% in Poland and 4% in Argentina); 38% in U.S. investment grade securities (12% in Treasuries, 23% in mortgage-backed securities and 3% in corporate bonds); 22% in non-investment-grade*** emerging market securities; and 4% in non-investment grade corporate bonds. Other assets (including a cash position of 1%) make up 4% of the fund's total assets. The fund had an average effective duration*** of five years.

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              1997 Semiannual Report   6    The Americas Income Trust

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OUR OUTLOOK FOR U.S. INTEREST RATES REMAINS NEUTRAL.  The strength of the
U.S. economy may cause interest rates to rise near-term. Thus, we do not plan to extend our average effective duration in the investment grade portion of the portfolio in the coming months.

WE EXPECT TO MAINTAIN AN OVERWEIGHTED POSITION IN EMERGING MARKET DEBT.
While emerging markets may be affected by U.S. market volatility, our forecast for economic and political conditions in these markets remains optimistic. Furthermore, the prospects of falling interest rates due to lower inflation are good in key countries, such as Mexico and Brazil. Additionally, the yield difference between Treasuries and emerging market debt is still relatively attractive. It's important to remember, however, that these securities are often non-investment grade, and as such, are subject to higher risks and greater market fluctuations than are lower yielding, higher rated securities.

Thank you for your investment in The Americas Income Trust. We appreciate the opportunity to serve your investment needs.


Sincerely,

/s/Peter Wilby

Peter Wilby
Managing Director, Senior Portfolio Manager
Salomon Brothers Asset Management




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            1997 Semiannual Report   7    The Americas Income Trust

Financial Statements (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  April 30, 1997
 ..................................................................

ASSETS:
Investments in securities at market value* (including a
  repurchase agreement of $778,000) (note 2) ...............     $ 73,851,966
Cash in bank on demand deposit .............................          173,213
Receivable for investment securities sold ..................        2,169,566
Accrued interest receivable ................................          751,403
                                                              ------------------
  Total assets .............................................       76,946,148
                                                              ------------------

LIABILITIES:
Payable for investment securities purchased on a when-issued
  basis (note 2) ...........................................       17,765,032
Payable for investment securities purchased ................        2,926,782
Accrued investment management fee ..........................           22,664
Accrued administrative fee .................................            9,066
Other accrued expenses .....................................           39,968
                                                              ------------------
  Total liabilities ........................................       20,763,512
                                                              ------------------
  Net assets applicable to outstanding capital stock .......     $ 56,182,636
                                                              ------------------
                                                              ------------------

REPRESENTED BY:
Capital stock - authorized 2 billion shares of $0.01 par
  value; outstanding, 6,251,305 shares .....................     $     62,513
Additional paid-in capital .................................       72,403,100
Undistributed net investment income ........................          261,213
Accumulated net realized loss on investments and foreign
  currency transactions ....................................      (16,960,415)
Unrealized appreciation of investments and on translation of other assets and liabilities denominated in foreign
  currencies ...............................................          416,225
                                                              ------------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................     $ 56,182,636
                                                              ------------------
                                                              ------------------

Net asset value per share of outstanding capital stock .....     $       8.99
                                                              ------------------
                                                              ------------------

* Investments in securities at identified cost .............     $ 73,438,434
                                                              ------------------
                                                              ------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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              1997 Semiannual Report  8  The Americas Income Trust

---------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Six Months Ended April 30, 1997
 ..................................................................

INCOME:
Interest ...................................................     $ 2,295,880
Fee income (note 2) ........................................         182,346
                                                              -----------------

  Total investment income ..................................       2,478,226
                                                              -----------------

EXPENSES (NOTE 3):
Investment management fee ..................................         139,897
Administrative fee .........................................          55,959
Custodian and accounting fees ..............................          47,375
Transfer agent and dividend disbursing agent fees ..........          11,412
Reports to shareholders ....................................          27,743
Directors' fees ............................................           6,065
Audit and legal fees .......................................          32,357
Other expenses .............................................          20,814
                                                              -----------------
  Total expenses ...........................................         341,622
                                                              -----------------

  Net investment income ....................................       2,136,604
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments (note 4) .......................................       3,198,328
Foreign currency transactions ..............................         (33,888)
                                                              -----------------

  Net realized gain on investments and foreign currency ....       3,164,440
Net change in unrealized appreciation or depreciation of
  investments and on translation of other assets and
  liabilities denominated in foreign currencies ............      (2,306,162)
                                                              -----------------

  Net gain on investments and foreign currency .............         858,278
                                                              -----------------

    Net increase in net assets resulting from operations ...     $ 2,994,882
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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              1997 Semiannual Report  9  The Americas Income Trust

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                              SIX MONTHS ENDED
                                                                   4/30/97            YEAR ENDED
                                                                 (UNAUDITED)           10/31/96
                                                              -----------------   ------------------
OPERATIONS:
Net investment income ......................................     $ 2,136,604         $  3,716,986
Net realized gain (loss) on investments and foreign currency
  transactions .............................................       3,164,440          (11,826,317)
Net change in unrealized appreciation or depreciation of
  investments and on translation of other assets and
  liabilities denominated in foreign currencies ............      (2,306,162)          15,714,600
                                                              -----------------   ------------------

  Net increase in net assets resulting from operations .....       2,994,882            7,605,269
                                                              -----------------   ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................      (1,875,391)                  --
Tax return of capital ......................................              --           (3,942,505)
                                                              -----------------   ------------------
  Total distributions ......................................      (1,875,391)          (3,942,505)
                                                              -----------------   ------------------

CAPITAL SHARE TRANSACTIONS:
Payments for retirement of 51,000 shares ...................              --             (351,813)
                                                              -----------------   ------------------
  Total increase in net assets .............................       1,119,491            3,662,764

Net assets at beginning of period ..........................      55,063,145           51,752,194
                                                              -----------------   ------------------

Net assets at end of period ................................     $56,182,636         $ 55,063,145
                                                              -----------------   ------------------
                                                              -----------------   ------------------

Undistributed net investment income ........................     $   261,213         $         --
                                                              -----------------   ------------------
                                                              -----------------   ------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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             1997 Semiannual Report  10  The Americas Income Trust

        Notes to Financial Statements (Unaudited)
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(1) ORGANIZATION
 ................................
               The Americas Income Trust Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, closed-end management investment company. The fund primarily invests in debt securities of issuers located in the United States, Canada and Mexico (at least 65% of total assets) and may invest up to 35% of its total assets in debt securities of issuers located in other areas of the world, which may be denominated in the currencies of those countries. The fund may invest up to 35% of its total assets in non-investment grade or unrated securities. Debt securities that the fund may invest in include: mortgage-related securities, including mortgage derivative securities; asset-backed securities; structured securities, including foreign linked index securities; municipal obligations; Brady bonds and corporate debt securities, and U.S. and foreign government securities. Fund shares are listed on the New York Stock Exchange under the symbol XUS.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                  INVESTMENTS IN SECURITIES
               Portfolio securities for which market quotations are readily available shall be valued at the current market value. If market quotations or valuations are not available, or if Piper Capital Management Incorporated (the adviser) believes such quotations or valuations are inaccurate, unreliable or not reflective of market value, portfolio securities shall be valued in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

               The current market value of certain fixed income securities will be provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. Short-term securities with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

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             1997 Semiannual Report  11  The Americas Income Trust

---------------------------------------------------------------------

               Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                  FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS
               Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. For financial reporting purposes the realized and unrealized gain
               (loss) on investments reflects changes in exchange rates as well as changes in the market value of investments.

               The fund also may enter into forward foreign currency exchange contracts for hedging purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund, and the resulting unrealized appreciation or depreciation, are determined using foreign currency exchange rates from independent pricing sources. The fund is subject to the credit risk that the other party will not complete the obligations of the contract.

                  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining

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             1997 Semiannual Report  12  The Americas Income Trust

---------------------------------------------------------------------
               substantially fully invested. As of April 30, 1997, the fund had entered into outstanding when-issued or forward commitments of $17,765,032.

               In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage "dollar rolls" in which the fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the six months ended April 30, 1997, such fees earned by the fund amounted to $182,346.

                  FEDERAL TAXES
               The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Distributions that exceed the net investment income or net realized gains recorded on a tax basis are presented as a "tax return of capital" in the statements of changes in net assets and the financial highlights. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

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             1997 Semiannual Report  13  The Americas Income Trust

---------------------------------------------------------------------

                  DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 10% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                  REPURCHASE AGREEMENTS
               For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

                  USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

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             1997 Semiannual Report  14  The Americas Income Trust

---------------------------------------------------------------------

(3) EXPENSES
 ................................
               The fund has entered into the following agreements with Piper Capital Management Incorporated (the adviser and the administrator):

               The investment advisory agreement provides the adviser with a monthly investment management fee equal to an annualized rate of 0.50% of the fund's average weekly net assets. For its fee, the adviser provides investment advice and conducts the management and investment activity of the fund.

               Salomon Brothers Asset Management Inc. has been retained by Piper Capital Management Incorporated as the subadviser of the fund and is paid a fee equal to 75% of the investment management fee.

               The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide reporting, regulatory and record-keeping services for the fund.

               In addition to the investment management and administrative fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities and dollar roll transactions, for the six months ended April 30, 1997 aggregated $38,774,334 and $33,814,013, respectively. Including dollar rolls, such purchases and sales aggregated $127,718,331 and $122,758,010.

(5) CAPITAL LOSS
    CARRYOVER
 ................................
               For federal income tax purposes, the fund had capital loss carryovers of $20,025,238 as of October 31, 1996, which, if not offset by subsequent capital gains, will expire in 2002 through

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             1997 Semiannual Report  15  The Americas Income Trust

---------------------------------------------------------------------
               2004. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

(6) RETIREMENT OF
    FUND SHARES
 ................................
               The fund's board of directors voted to discontinue the share repurchase program effective February 6, 1996. Pursuant to the plan, the fund cumulatively repurchased and retired 190,300 shares, which represents 3.0% of the shares originally issued.

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             1997 Semiannual Report  16  The Americas Income Trust

---------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                               Six Months
                                                 Ended         Year         Year        Period
                                                4/30/97        Ended       Ended        Ended
                                               (Unaudited)    10/31/96(f) 10/31/95     10/31/94(g)
                                               ----------     -------     --------     --------
PER-SHARE DATA
Net asset value, beginning of period ........  $8.81          $ 8.21      $ 10.26      $ 14.04
                                               ----------     -------     --------     --------
Operations:
  Net investment income .....................   0.34            0.59         0.79         0.92
  Net realized and unrealized gains (losses)
    on investments ..........................   0.14            0.64        (1.96)       (3.85)
                                               ----------     -------     --------     --------
    Total from operations ...................   0.48            1.23        (1.17)       (2.93)
                                               ----------     -------     --------     --------
Distributions to shareholders:
  From net investment income ................  (0.30)             --           --        (0.73)
  Tax return of capital .....................     --           (0.63)       (0.88)       (0.12)
                                               ----------     -------     --------     --------
    Total distributions to shareholders .....  (0.30)          (0.63)       (0.88)       (0.85)
                                               ----------     -------     --------     --------
Net asset value, end of period ..............  $8.99          $ 8.81      $  8.21      $ 10.26
                                               ----------     -------     --------     --------
                                               ----------     -------     --------     --------
Market value, end of period .................  $7.63          $ 7.38      $  6.88      $  9.75
                                               ----------     -------     --------     --------
                                               ----------     -------     --------     --------
SELECTED INFORMATION
Total return, net asset value (a) ...........   5.47%          15.78%      (10.96)%     (20.98)%
Total return, market value (b) ..............   7.56%          17.32%      (20.90)%     (29.98)%
Net assets at end of period (in millions) ...  $  56          $   55      $    52      $    66
Ratio of expenses to average weekly net
  assets ....................................   1.22%(h)        1.27%        1.21%        0.93%(h)
Ratio of expenses to average weekly net
  assets including interest expense .........   1.60%(h)
Ratio of net investment income (c) ..........   7.64%(h)        7.23%        9.60%       10.82%(h)
Portfolio turnover rate (excluding short-term
  securities and dollar roll
  transactions) .............................     48%            104%          61%          62%
Amount of borrowings outstanding at end of
  period (in millions) (d) ..................  $  --          $   --      $    --      $    15
Per-share amount of borrowings outstanding at
  end of period .............................  $  --          $   --      $    --      $  2.33
Per-share amount of net assets, excluding
  borrowings, at end of period ..............  $  --          $   --      $    --      $ 12.59
Asset coverage ratio (e) ....................     --              --           --          540%

(A) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(B) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(C) THE RATIO OF EXPENSES TO AVERAGE WEEKLY NET ASSETS EXCLUDES INTEREST EXPENSE WHICH HAS BEEN PRESENTED NET OF THE RELATED INTEREST INCOME IN THE FINANCIAL STATEMENTS.
(D) SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID SECURITIES ARE SEGREGATED WITH THE CUSTODIAN ARE NOT CONSIDERED BORROWINGS. SEE FOOTNOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(E) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(F) EFFECTIVE MAY 22, 1996, SALOMON BROTHERS ASSET MANAGEMENT INC. BECAME THE SUBADVISER TO THE FUND.
(G)  COMMENCEMENT OF OPERATIONS WAS JANUARY 28, 1994.
(H)  ANNUALIZED.

---------------------------------------------------------------------

             1997 Semiannual Report  17  The Americas Income Trust

Investments in Securities (Unaudited)
---------------------------------------------------------------------

THE AMERICAS INCOME TRUST                                          April 30, 1997
 ...........................................................................................

                                                         Principal                 Market
Description of Security (a)                             Amount (b)               Value (c)
------------------------------------------------------  -----------             ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

UNITED STATES (55.3%):
  CORPORATE SECURITIES (6.1%):
    General Motors, 8.80%, 3/1/21 ....................    1,000,000(k(1))       $  1,116,050
    Hollinger International Publishing, 9.25%,
      2/1/06 .........................................    1,250,000(k(3))          1,246,875
    Royal Caribbean Cruises, 8.13%, 7/28/04 ..........    1,000,000(k(1))          1,040,410
                                                                                ------------
                                                                                   3,403,335
                                                                                ------------

  GOVERNMENT SECURITIES (16.0%):
    U.S. Treasury Bond, 7.25%, 5/15/16 ...............    2,000,000                2,049,559
    U.S. Treasury Note, 5.88%, 2/15/04 ...............    2,000,000                1,916,580
    U.S. Treasury Note, 5.88%, 3/31/99 ...............    1,000,000                  993,830
    U.S. Treasury Note, 6.75%, 4/30/00 ...............    4,000,000                4,035,480
                                                                                ------------
                                                                                   8,995,449
                                                                                ------------

  MORTGAGE-BACKED SECURITIES (31.8%):
    FHLMC, 6.50%, 4/1/27 .............................    5,000,000(h)             4,729,650
    FNMA, 8.00%, 4/1/27 ..............................   13,000,000(h)            13,166,530
                                                                                ------------
                                                                                  17,896,180
                                                                                ------------

  SHORT-TERM SECURITIES (1.4%):
    Repurchase agreement with Morgan Stanley, acquired
      on 4/30/97, interest of $118, 5.48%, 5/1/97 ....      778,000(i)               778,000
                                                                                ------------

      Total United States
        (cost: $30,956,153)  .........................                            31,072,964
                                                                                ------------
CANADA (23.6%):
  CORPORATE SECURITIES (2.8%):
    Rogers Cablesystems, 10.00%, 3/15/05 .............    1,500,000(k(3))          1,590,000
                                                                                ------------

  GOVERNMENT SECURITIES (14.6%) (K(1)):
    Canadian Government (Canadian Dollar), 9.75%,
      5/1/00 .........................................    2,900,000                2,316,844
    Canadian Government (Canadian Dollar), 8.00%,
      6/1/23 .........................................    3,000,000                2,360,649
    Canadian Government (Canadian Dollar), 8.75%,
      12/1/05 ........................................    2,850,000                2,331,137
    Canadian Government Residual (Canadian Dollar),
      7.17%, 10/1/08 .................................    3,700,000(f)             1,181,542
                                                                                ------------
                                                                                   8,190,172
                                                                                ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

             1997 Semiannual Report  18  The Americas Income Trust

---------------------------------------------------------------------

THE AMERICAS INCOME TRUST
(CONTINUED)

                                                         Principal                 Market
Description of Security (a)                             Amount (b)               Value (c)
------------------------------------------------------  -----------             ------------
  MORTGAGE-BACKED SECURITIES (6.2%) (K(1)):
    First Heritage (Canadian Dollar), 6.63%,
      12/1/98 ........................................    1,111,999             $    817,528
    Firstline Trust (Canadian Dollar), 8.00%,
      8/1/18 .........................................      819,247                  612,096
    Firstline Trust (Canadian Dollar), 7.25%,
      11/1/00 ........................................    2,758,644                2,038,787
                                                                                ------------
                                                                                   3,468,411
                                                                                ------------

      Total Canada
        (cost: $12,989,914)  .........................                            13,248,583
                                                                                ------------
MEXICO (16.3%):
  GOVERNMENT SECURITIES (7.9%):
    Mexican Discount, Series A, 6.87%, 12/31/19 ......    1,750,000(d)(k(3))       1,552,075
    Mexican Udibonos (Mexican Peso), 6.00%,
      2/14/02 ........................................   24,067,576(l)(k(1))       2,898,866
                                                                                ------------
                                                                                   4,450,941
                                                                                ------------

  SHORT-TERM SECURITIES (8.4%):
    Mexican Cetes (Mexican Peso), 24.4%, 3/5/98 ......   44,896,580(f)(k(2))       4,727,570
                                                                                ------------

      Total Mexico
        (cost: $9,131,006)  ..........................                             9,178,511
                                                                                ------------
ARGENTINA (6.4%):
  GOVERNMENT SECURITIES:
    Argentina FRB, 6.75%, 3/31/05 ....................      727,500(d)(k(3))         673,847
    Argentina Global 144A, 11.75%, 2/12/07 ...........    2,750,000(j)(k(1))       2,894,375
                                                                                ------------

      Total Argentina
        (cost: $3,352,494)  ..........................                             3,568,222
                                                                                ------------
BRAZIL (5.7%):
  GOVERNMENT SECURITIES:
    Brazil DCB, 6.94%, 4/15/12
      (cost: $3,188,934) .............................    4,000,000(d)(k(3))       3,190,000
                                                                                ------------
BULGARIA (0.6%):
  GOVERNMENT SECURITIES:
    Bulgaria IAB, 6.56%, 1/0/00
      (cost: $312,866) ...............................      500,000(d)(k(5))         316,100
                                                                                ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

             1997 Semiannual Report  19  The Americas Income Trust

---------------------------------------------------------------------

THE AMERICAS INCOME TRUST
(CONTINUED)

                                                         Principal                 Market
Description of Security (a)                             Amount (b)               Value (c)
------------------------------------------------------  -----------             ------------
ECUADOR (2.6%):
  GOVERNMENT SECURITIES:
    Equador PDI, 6.44%, 2/27/15
      (cost: $1,394,014) .............................    2,421,681(d)(e)(k(7)) $  1,437,873
                                                                                ------------
PANAMA (7.8%):
  GOVERNMENT SECURITIES:
    Panama Global 144A, 7.88%, 2/13/02 ...............      500,000(j)(k(3))         486,263
    Panama PDI, 6.56%, 7/17/16 .......................    4,563,270(d)(e)(k(3))    3,873,075
                                                                                ------------

      Total Panama
        (cost: $4,424,518)  ..........................                             4,359,338
                                                                                ------------
POLAND (3.9%):
  GOVERNMENT SECURITIES:
    Poland Discount, 6.94%, 10/27/24
      (cost: $2,093,957) .............................    2,250,000(d)(k(1))       2,188,125
                                                                                ------------
RUSSIA (3.6%):
  LOAN PARTICIPATION:
    Vnesheconom Bank Loan, 12/29/49
      (cost: $2,059,375) .............................    2,500,000(g)(k(7))       2,029,750
                                                                                ------------
VENEZUELA (5.8%):
  GOVERNMENT SECURITIES:
    Venezuela Discount Bond, Series B, 6.75%, 3/31/20
      (cost: $3,535,203) .............................    4,500,000(d)             3,262,500
                                                                                ------------

      Total Investments in Securities
        (cost: $73,438,434) (m)  .....................                          $ 73,851,966
                                                                                ------------
                                                                                ------------

NOTES TO INVESTMENTS IN SECURITIES:
(A)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         LIBOR - LONDON INTERBANK OFFERED RATE
         BRADY BOND - U.S. DOLLAR DENOMINATED FOREIGN GOVERNMENT DEBT ISSUED TO
          PAY FOR DELINQUENT PRINCIPAL AND/OR INTEREST PAYMENTS ON BANK LOANS. ALL OR A PORTION OF PRINCIPAL AND/OR INTEREST PAYMENTS MAY BE COLLATERALIZED BY U.S. TREASURIES.
         PDI - PAST DUE INTEREST BOND - TYPE OF BRADY BOND WHICH IS ISSUED TO
          PAY FOR PAST DUE INTEREST ON BANK LOANS.
         IAB - INTEREST IN ARREARS BOND - TYPE OF BRADY BOND WHICH IS ISSUED TO
          PAY FOR PAST DUE INTEREST ON BANK LOANS.
         FRB - FLOATING RATE BOND - TYPE OF PDI THAT HAS A COUPON RATE WHICH
          INCREASES (DECREASES) IN LINE WITH AN INCREASE (DECREASE) IN A FINANCIAL INDEX SUCH AS LIBOR.
         DISCOUNT BOND - TYPE OF BRADY BOND WHICH IS ISSUED AT A DISCOUNT TO THE
          PAR VALUE OF THE BANK LOAN.
         DCB - DEBT CONVERSION BOND - TYPE OF FLOATING RATE BRADY BOND.

---------------------------------------------------------------------

             1997 Semiannual Report  20  The Americas Income Trust

---------------------------------------------------------------------

(B)  SECURITIES ARE DENOMINATED IN AND PRINCIPAL AMOUNTS ARE STATED IN U.S.
     DOLLARS EXCEPT FOR THOSE DENOTED OTHERWISE.
(C)  SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO
     THE FINANCIAL STATEMENTS. MARKET VALUES ARE STATED IN U.S. DOLLARS.
(D)  FLOATING RATE BOND. INTEREST RATE DISCLOSED IS THE RATE IN EFFECT ON APRIL
     30, 1997.
(E)  A PORTION OF THE COUPON INTEREST ON THIS BOND IS ADDED TO PRINCIPAL AND A
     PORTION IS RECEIVED IN CASH.
(F)  FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD
     ON THE DATE OF PURCHASE.
(G)  PARTICIPATION INTEREST WAS ACQUIRED THROUGH CHASE MANHATTAN BANK, N.A.
(H)  ON APRIL 30, 1997, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-ISSUED
     BASIS WAS $17,765,032.
(I)  REPURCHASE AGREEMENT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY
     SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF
     THE REPURCHASE AGREEMENT.
(J)  SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, WHICH
     ARE EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF
     1933, AS AMENDED, MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER
     ACCREDITED INVESTORS. THESE SECURITIES ARE CONSIDERED ILLIQUID. THE
     AGGREGATE VALUE OF THESE SECURITIES AT APRIL 30, 1997, WAS $3,380,638,
     WHICH REPRESENTS 6.0% OF TOTAL NET ASSETS.
(K)  THE STANDARD & POOR'S (S&P) AND MOODY'S INVESTORS SERVICE INC. (MOODY'S)
     RATINGS ARE A CURRENT ASSESSMENT OF THE CREDIT WORTHINESS OF AN ISSUER WITH
     RESPECT TO A SPECIFIC OBLIGATION.

     (K(1)) RATED INVESTMENT GRADE BY S&P. INVESTMENT GRADE BONDS ARE BONDS
           WITH A RATING OF BBB OR HIGHER. BONDS RATED BBB ARE REGARDED AS HAVING AN ADEQUATE CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL. ADVERSE ECONOMIC CONDITIONS OR CHANGING CIRCUMSTANCES ARE MORE LIKELY TO LEAD TO A WEAKENED CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL FOR DEBT RATED BBB THAN FOR DEBT RATED HIGHER THAN BBB.
     (K(2)) COMMERCIAL PAPER RATING OF 'A2' BY S&P - CAPACITY FOR TIMELY
           PAYMENTS ON ISSUES WITH THIS DESIGNATION IS STRONG. COMMERCIAL PAPER WITH THIS RATING IS CONSIDERED INVESTMENT GRADE.
     (K(3)) RATED 'BB' BY S&P - LESS NEAR-TERM VULNERABILITY TO DEFAULT THAN
           OTHER SPECULATIVE ISSUES. HOWEVER, IT FACES MAJOR ONGOING UNCERTAINTIES OR EXPOSURE TO ADVERSE BUSINESS, FINANCIAL, OR ECONOMIC CONDITIONS WHICH COULD LEAD TO INADEQUATE CAPACITY TO MEET TIMELY INTEREST PAYMENTS AND PRINCIPAL REPAYMENTS.
     (K(4)) RATED 'B' BY S&P - A GREATER VULNERABILITY TO DEFAULT BUT
           CURRENTLY HAS THE CAPACITY TO MEET INTEREST PAYMENTS AND
           PRINCIPAL REPAYMENTS. ADVERSE BUSINESS, FINANCIAL OR ECONOMIC CONDITIONS WILL LIKELY IMPAIR CAPACITY OR WILLINGNESS TO PAY INTEREST AND REPAY PRINCIPAL.
     (K(5)) RATED 'B3' BY MOODY'S - BONDS WITH THIS RATING ARE EQUIVALENT TO
           THOSE RATED 'B' BY S&P AND THEREFORE NOT INVESTMENT GRADE.
     (K(6)) RATED 'BA2' BY MOODY'S - BONDS WITH THIS RATING ARE EQUIVALENT TO
           THOSE RATED 'BB' BY S&P AND THEREFORE NOT INVESTMENT GRADE.
     (K(7)) NOT RATED BY EITHER S&P OR MOODY'S.

(L)  PRINCIPAL BALANCE LINKED TO THE CONSUMER PRICE INDEX.
(M) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  1,272,777
      GROSS UNREALIZED DEPRECIATION ......      (859,245)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $    413,532
                                            ------------
                                            ------------

---------------------------------------------------------------------

             1997 Semiannual Report  21  The Americas Income Trust

GLOSSARY OF TERMS***
-------------------------------------------------------------------------------

BENCHMARK
An established basis of comparison for an investment's performance. A benchmark may be an unmanaged market index or a group of similar investments.

EFFECTIVE DURATION
Effective duration estimates how much the value of a security is expected to change with a given change in interest rates. Longer effective durations indicate more sensitivity to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to remember that effective duration calculations are based on various assumptions and have several limitations. Effective duration is most effective as a measure when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. Effective duration applies only to movements in interest rates of the currency in which the security is denominated. It is not a measure of variability due to changes in foreign currency exchange rates. Effective duration does not estimate changes in the value of a security caused by changes in the credit worthiness of the underlying issuer, and is not a complete measure of the risk associated with investing in high-yield securities.

EMERGING MARKET DEBT SECURITIES
Debt issued by countries characterized as emerging market countries. According to the World Bank, "emerging market" refers to countries with per-capita annual incomes less than $8,625 that have the potential for development. In this fund, examples include: Brazil, Argentina, Poland or Mexico. Emerging market debt is often non-investment grade.

FEDERAL FUNDS RATE
The interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The federal funds rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market, unlike the prime rate and the discount rate, which are periodically changed by banks and by the Federal Reserve Board, respectively.


-------------------------------------------------------------------------------
             1997 Semiannual Report   22   The Americas Income Trust

-------------------------------------------------------------------------------

INVESTMENT GRADE
Securities rated from AAA (Aaa) to BBB (Baa) by rating agencies like Standard & Poor's (or Moody's). They usually are considered to be good quality. However, securities rated Baa are considered by Moody's as medium-grade obligations lacking outstanding investment characteristics and in fact have speculative characteristics as well, while securities rated BBB are regarded by Standard & Poor's as having adequate capacity to pay principal and interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

NON-INVESTMENT GRADE
(Also known as high-yield securities or "junk bonds.") Securities rated BB or lower by rating agencies. They are subject to higher risk and greater market fluctuation than higher-rated securities. They are issued by companies without long track records of sales and earnings, or by those with questionable credit strength. Because they are more volatile and pay higher yields than investment grade bonds, many risk-oriented investors focus on them.

OVERWEIGHTED OR OVERWEIGHTING
In portfolio management, overweighting means a fund's portfolio contains a higher percentage of a certain sector than its benchmark.



-------------------------------------------------------------------------------

              1997 Semiannual Report   23   The Americas Income Trust

                    THIS PAGE WAS INTENTIONALLY LEFT BLANK.







-------------------------------------------------------------------------------

            1997 Semiannual Report   24   The Americas Income Trust

DIRECTORS
-------------------------------------------------------------------------------

DAVID T. BENNETT, Chairman, Highland Homes, Inc., USL Products, Inc., Kiefer Built, Inc., of Counsel, Gray, Plant, Mooty, Mooty & Bennett, P.A.

JAYE F. DYER, President, Dyer Management Company

WILLIAM H. ELLIS, President, Piper Jaffray Companies Inc., Piper Capital Management Incorporated

KAROL D. EMMERICH, President, The Paraclete Group

LUELLA G. GOLDBERG, Director, TCF Financial, ReliaStar Financial Corp., Hormel Foods Corp.

DAVID A. HUGHEY, Retired Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc. and Dean Witter Trust Co.

GEORGE LATIMER, Chief Executive Officer, National Equity Funds

OFFICERS
-------------------------------------------------------------------------------

WILLIAM H. ELLIS, Chairman of the Board

PAUL A. DOW, President

ROBERT H. NELSON, Vice President and Treasurer

SUSAN SHARP MILEY, Secretary

INVESTMENT ADVISER
-------------------------------------------------------------------------------

PIPER CAPITAL MANAGEMENT INCORPORATED
222 South Ninth Street, Minneapolis, MN  55402-3804

SUBADVISER
-------------------------------------------------------------------------------

SALOMON BROTHERS ASSET MANAGEMENT INC
Seven World Trade Center, New York, NY 10048

CUSTODIAN
-------------------------------------------------------------------------------

MORGAN STANLEY TRUST COMPANY
1 Pierrepont Plaza, Brooklyn, NY  11201

ACCOUNTING AND TRANSFER AGENT
-------------------------------------------------------------------------------

INVESTORS FIDUCIARY TRUST COMPANY
127 West 10th Street, Kansas City, MO  64105-1716

LEGAL COUNSEL
-------------------------------------------------------------------------------

DORSEY & WHITNEY LLP
220 South Sixth Street, Minneapolis, MN  55402



FOR MORE INFORMATION


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36   The Americas Income Trust

TO ORDER LITERATURE
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BY MAIL [GRAPHIC]

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Attn: Mutual Fund Services
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Minneapolis, MN 55402-3804

To reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 1 800 866-7778, or mail a request to us.

ON-LINE [GRAPHIC]

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

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